Exhibit 99.3

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                            ADMINISTRATION AGREEMENT

                                      among

                        NELNET STUDENT LOAN TRUST 2002-2,
                                    as Issuer



                            WILMINGTON TRUST COMPANY,
                              as Delaware Trustee,



                           ZIONS FIRST NATIONAL BANK,
                              as Indenture Trustee



                                       and



                                  NELNET, INC.,
                                as Administrator




                          Dated as of September 1, 2002

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                                Table of Contents

                                                                            Page


02-125525.03

Section 1.     Duties of the Administrator.....................................2
Section 2.     Statements to Registered Owners.................................3
Section 3.     Annual Statements as to Compliance; Notice of Default;
               Financial Statements............................................4
Section 4.     Representations of Administrator................................4
Section 5.     Liability of Administrator; Indemnities.........................5
Section 6.     Limitation on Liability of Administrator and Others.............7
Section 7.     Administrator May Own Notes.....................................7
Section 8.     Records.........................................................7
Section 9.     Compensation....................................................7
Section 10.    Additional Information to be Furnished..........................7
Section 11.    Independence of the Administrator...............................7
Section 12.    No Joint Venture................................................8
Section 13.    Other Activities of the Administrator...........................8
Section 14.    Term of Agreement; Resignation and Removal of Administrator;
               Waiver of Past Defaults.........................................8
Section 15.    Action upon Termination, Resignation or Removal.................9
Section 16.    Notices........................................................10
Section 17.    Amendments.....................................................10
Section 18.    Successors and Assigns.........................................10
Section 19.    Governing Law..................................................11
Section 20.    Headings.......................................................11
Section 21.    Counterparts...................................................11
Section 22.    Severability...................................................11
Section 23.    Limitation of Liability of Delaware Trustee and Indenture
               Trustee........................................................11
Section 24.    No Petition....................................................11

EXHIBIT A POWER OF ATTORNEY
EXHIBIT B ADMINISTRATOR INSTRUCTION CERTIFICATE NELNET STUDENT LOAN
TRUST 2002-2

        THIS ADMINISTRATION AGREEMENT dated as of September 1, 2002 (as amended from time to time, this "Administration Agreement"), among NELNET STUDENT LOAN TRUST 2002-2, a Delaware statutory trust (the "Issuer"), WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity but solely as Delaware Trustee (the "Delaware Trustee"), ZIONS FIRST NATIONAL BANK, a national banking association, not in its individual capacity but solely as Indenture Trustee (in such capacity, the "Indenture Trustee") and NELNET, INC., a Nevada corporation, as Administrator (the "Administrator"),

                              W I T N E S S E T H :

        WHEREAS, the Issuer will issue its (a) Student Loan Asset-Backed Notes (the "Notes") pursuant to an Indenture of Trust, dated as of September 1, 2002, between the Issuer and the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the "Indenture"); and (b) its Trust Certificates pursuant to a Trust Agreement, dated as of September 1, 2002 (the "Trust Agreement"), between the Delaware Trustee and Nelnet Student Loan Funding, LLC, as sponsor (together with its successors in interest, the "Sponsor"); and

        WHEREAS, pursuant to an Eligible Lender Trust Agreement dated as of September 1, 2002 (the "Eligible Lender Agreement"), between the Issuer and Zions First National Bank, as eligible lender trustee (the "Eligible Lender Trustee"), the Eligible Lender Trustee shall hold legal title to the Financed Eligible Loans acquired by the Issuer as beneficial owner; and

        WHEREAS, pursuant to the Indenture, the Issuer is assigning its interests in the Financed Eligible Loans and other collateral (the "Collateral") to the Indenture Trustee; and

        WHEREAS, the Issuer and the Delaware Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Delaware Trustee referred to in the Indenture, the Trust Agreement, the Derivative Products, the Servicing Agreement, the Student Loan Purchase Agreement, the Custodian Agreements and the Eligible Lender Trust Agreement (each defined in the Indenture) (collectively, the "Basic Documents") and any other documents signed by the Delaware Trustee on behalf of the Issuer or required by the Higher Education Act with respect to the Financed Eligible Loans (collectively with the Basic Documents, the "Trust Related Agreements") and to provide such additional services consistent with the terms of this Administration Agreement and the Trust Related Agreements as the Issuer and the Delaware Trustee may from time to time request; and

        WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Delaware Trustee on the terms set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents.

SECTION 1.     DUTIES OF THE ADMINISTRATOR.

               (a) DUTIES WITH RESPECT TO THE TRUST RELATED AGREEMENTS. The Administrator is authorized and directed to execute and deliver on behalf of the Trust the Basic Documents to which the Trust is a party and each certificate or other document attached as an exhibit to or contemplated by such Basic Documents, to the extent not otherwise executed and delivered by the Trust. The Administrator agrees to perform all its duties as Administrator, the duties of the Issuer under the Trust Related Agreements and to act as Calculation Agent under the Derivative Products. In addition, the Administrator shall consult with the Delaware Trustee regarding the duties of the Issuer and the Delaware Trustee under the Trust Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Indenture Trustee and the Delaware Trustee when action is necessary to comply with the Issuer's duties under the Trust Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Trust Related Agreements or under the Higher Education Act.

               (b)    ADDITIONAL DUTIES.

                        (i) In addition to the duties of the Administrator set
                forth above, the Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Delaware Trustee on behalf of the Issuer under the Trust Agreement.

                        (ii) In furtherance of the foregoing, the Issuer shall
                execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of each of the Issuer all such documents, reports, filings, instruments, certificates and opinions.

                        (iii) In carrying out the foregoing duties or any of its
                other obligations under this Administration Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Delaware Trustee and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                        (iv) In carrying out any of its obligations under this
                Administration Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors or auditors and enter into agreements with any of them.

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

               (c)    NON-MINISTERIAL MATTERS.

                      (i) With respect to matters that in the reasonable
               judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action, unless the Administrator shall have received instructions from the Delaware Trustee or the Sponsor. For the purpose of the preceding sentence, "non-ministerial matters" shall mean:

                                (A) the amendment of or any supplement to the
                        Trust Related Agreements;

                                (B) the initiation of any action, claim or
                        lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer, except for actions, claims or lawsuits initiated in the ordinary course of business by the Issuer or its agents or nominees for the collection of amounts owed in respect of Financed Eligible Loans;

                                (C) the appointment of successor Administrators,
                        Delaware Trustee and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Administrator or Indenture Trustee of its obligations under the Indenture;

                                (D) the removal of the Indenture Trustee or the
                        Delaware Trustee; and

                                (E) the amendment, change or modification of
                        this Administration Agreement or any Trust Related Agreement, except for amendments, changes or modifications that do not either (1) reduce in any manner the amount of, or delay the timing of, or collections of payments with respect to the Financed Eligible Loans or (2) materially reduce the underwriting standards with respect to the Financed Eligible Loans.

                      (ii) Notwithstanding anything to the contrary in this
               Administration Agreement, the Administrator shall not be obligated to, and shall not (A) make any payments to the Registered Owners under the Trust Related Agreements, (B) sell the Trust Estate pursuant to the Indenture or (C) take any action that the Issuer directs the Administrator not to take on its behalf.

        SECTION 2. STATEMENTS TO REGISTERED OWNERS. Two days preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) solely for the purpose of having the Indenture Trustee forward on such succeeding Distribution Date to each Registered Owner of record, a statement setting forth at least the information set forth in Exhibit B hereto to the extent applicable:

        The Indenture Trustee may conclusively rely on this Instruction with no further duty to examine or determine the information herein.

        SECTION 3. ANNUAL STATEMENTS AS TO COMPLIANCE; NOTICE OF DEFAULT; FINANCIAL STATEMENTS.

                (a) The Administrator shall deliver to the Indenture Trustee and to the Rating Agencies on or before 120 days after the end of the fiscal year of the Administrator, an Officer's Certificate of the Administrator dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2002) and of its performance under this Agreement has been made under such Officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under this Agreement or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such Officer and the nature and status thereof. A copy of each such Officer's Certificate and each report referred to in the preceding Section 2 may be obtained by any Registered Owner by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Indenture Trustee that such Person is one of the foregoing parties.

                (b) The Administrator shall deliver to the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event earlier than (15) Business Days prior to such default, written notice in an Officer's Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become a default of the Administrator hereunder.

        SECTION 4. REPRESENTATIONS OF ADMINISTRATOR. The Administrator makes the following representations. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Financed Eligible Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                (a) ORGANIZATION AND GOOD STANDING. The Administrator is duly organized and validly existing under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                (b) POWER AND AUTHORITY. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

                (c) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

                (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or bylaws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Trust Related Agreements); nor violation any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

                (e) NO PROCEEDINGS. There are no proceedings or investigations pending against the Administrator or threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement or any of the other Trust Related Agreements or (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Trust Related Agreements, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Trust Related Agreements or the Notes or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer or the Notes.

                (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

        SECTION 5. LIABILITY OF ADMINISTRATOR; INDEMNITIES.

                (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

                (b) The Administrator shall indemnify, defend and hold harmless the Issuer and the Registered Owners and any of the officers, directors, employees and agents of the Issuer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, misconduct or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

                (c) The Administrator shall indemnify, defend and hold harmless the Indenture Trustee and the Delaware Trustee in their individual capacities and any of their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the performance of its duties under the Indenture and the other Trust Related Agreements. The Indenture Trustee or the Delaware Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Delaware Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Trust Related Agreements. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee or the Delaware Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee or the Delaware Trustee, as applicable, and the Administrator in conducting the defense of such claim, the Indenture Trustee or the Delaware Trustee, as applicable, shall be entitled to separate counsel the fees and expenses of which shall be paid the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Delaware Trustee through the Indenture Trustee's or Delaware Trustee's, as applicable, own willful misconduct, negligence or bad faith.

                (d) Without limiting the generality of the foregoing, the Administrator shall indemnify, defend and hold harmless the Indenture Trustee in its individual capacity and any of its officers, directors, employees and against any and all liability relating to or resulting from any of the following:

                        (i) any claim that the Financed Eligible Loans (or any
                guarantee with respect thereto) are delinquent, uncollectible, uninsured, illegal, invalid or unenforceable;

                        (ii) any claim that the Financed Eligible Loans have not
                been made, administered, serviced or collected in accordance with applicable federal and state laws or the requirements of any Guarantor; or

                        (iii) any claim that any original note or other document
                evidencing or relating to the Financed Eligible Loans has been lost, misplaced or destroyed.

                (e) For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto) as Administrator pursuant to the terms hereof or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 14. Indemnification under this Section shall survive the resignation or removal of the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts form others, such Person shall promptly repay such amounts to the Administrator, without interest.

        SECTION 6. LIMITATION ON LIABILITY OF ADMINISTRATOR AND OTHERS.

                (a) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Delaware Trustee, the Registered Owners or to the Indenture Trustee except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                (b) Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Eligible Loans and the Trust in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Trust Related Agreements and the rights and duties of the parties to this Agreement and the other Trust Related Agreements and the interests of the Registered Owners under the Indenture and this Agreement.

        SECTION 7. ADMINISTRATOR MAY OWN NOTES. The Administrator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein or in any other Trust Related Agreements.

        SECTION 8. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Registered Owners, the Delaware Trustee and the Sponsor at any time during normal business hours.

        SECTION 9. COMPENSATION. As compensation for the performance of the Administrator's obligations under this Administration Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable as set forth in the Indenture. The payment of the foregoing fee shall be solely an obligation of the Issuer, payable out of the Trust Estate.

        SECTION 10. ADDITIONAL INFORMATION TO BE FURNISHED. The Administrator shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Trust Estate as the Issuer or the Indenture Trustee shall reasonably request.

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

        SECTION 11. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Administration Agreement, the Administrator shall be an independent contractor and, notwithstanding its affiliation with the Issuer, shall not be subject to the supervision of the Issuer, the Indenture Trustee or the Delaware Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.

        SECTION 12. NO JOINT VENTURE. Nothing contained in this Administration Agreement (a) shall constitute the Administrator and any of the Issuer, the Indenture Trustee, the Delaware Trustee or the Sponsor as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity; (b) shall be construed to impose any liability as such on any of them; or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

        SECTION 13. OTHER ACTIVITIES OF THE ADMINISTRATOR. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Delaware Trustee or the Indenture Trustee.

        SECTION 14. TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR; WAIVER OF PAST DEFAULTS.

                (a) This Administration Agreement shall continue in force until the dissolution of the Issuer or replacement of the Administrator, upon which event this Administration Agreement shall automatically terminate.

                (b) Subject to Section 14(e) and (f) hereof, the Administrator may resign its duties hereunder by providing the Issuer, the Delaware Trustee, the Sponsor and the Indenture Trustee with at least 60 days' prior written notice.

                (c) Subject to Section 14(e) and (f) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                (d) Subject to Section 14(e), (f) and (g) hereof, the Administrator may be removed immediately upon written notice of termination from the Indenture Trustee, the Issuer or the holders of not less than 25% of the Highest Priority Obligations to the Administrator if any of the following events shall occur:

                        (i) the Administrator shall default in the performance
                of any of its duties under this Administration Agreement and, after notice of such default, shall not cure such default within five days (or, if such default cannot be cured in such time, the failure to give, within ten days, such assurance of cure as shall be reasonably satisfactory to the Issuer);

                        (ii) the commencement by the Administrator of a
                voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official, making a general assignment by the Administrator for the benefit of its creditors, the Administrator declaring a moratorium with respect to its debts or failure by the Administrator to generally pay its debts as they become due; or

                        (iii) the commencement in respect of the Administrator
                of an involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking by the Administrator of the appointment of a trustee, receiver, liquidator, custodian or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, provided such action is not dismissed within 60 days.

               The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Delaware Trustee, the Registered Owners, the Indenture Trustee and the Rating Agencies within five Business Days after the happening of such event. The Administrator agrees that it will not commence or consent to the events specified in clause (iii) without the prior written consent of the Issuer, the Indenture Trustee and the Delaware Trustee for so long as any Note is outstanding.

                (e) No resignation or removal of the Administrator pursuant to this Section 14 shall be effective until (i) a successor Administrator shall have been appointed by the Indenture Trustee, the Issuer or the holders of not less than 25% of the Highest Priority Obligations (with the consent of the Delaware Trustee and the Indenture Trustee) and (ii) shall have agreed in writing to be bound by the terms of this Administration Agreement in the same manner and to the same extent as the Administrator is bound hereunder.

                (f) The appointment of any successor Administrator shall be effective only if each Rating Agency shall have been given 10 days' prior notice of such proposed appointment, and a Rating Confirmation shall have been obtained with respect to such appointment.

                (g) With respect to Section 14(d) above, the holders of a majority of the Highest Priority Obligations may waive any default by the Administrator which does not adversely affect the Indenture Trustee, the Issuer or the holders of a majority of the Highest Priority Obligations. No waiver of any Administrator default pursuant to this
        Section 14(g) will impair the rights of the holders of a majority of the Highest Priority Obligation to exercise rights with respect to future Administrator defaults pursuant to Section 14(d) above.

        SECTION 15. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Administration Agreement pursuant to Section 14(a) hereof or the resignation or removal of the Administrator pursuant to Section 14(b) or (c) hereof, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 14(a) hereof deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 14(b) or (c) hereof, respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

        SECTION 16. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

               If to the Issuer, to:  Nelnet Student Loan Trust 2002-2
                                      c/o Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware  19890
                                      Attention:  Corporate Trust Administration

               If to the
                 Administrator, to:   Nelnet, Inc.
                                      121 South 13th Street, Suite 301
                                      Lincoln, Nebraska  68505
                                      Attention:  Terry J. Heimes

               If to the Indenture
                 Trustee, to:         Zions First National Bank
                                      717 Seventeenth Street, Suite 301
                                      Denver, Colorado  80202
                                      Attention:  Corporate Trust Department

               If to the Delaware
                 Trustee, to:         Wilmington Trust Company
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, Delaware  19890
                                      Attention:  Corporate Trust Administration

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

        SECTION 17. AMENDMENTS. This Administration Agreement may be amended from time to time by the parties hereto so long as a Rating Confirmation has been obtained with respect to such amendment.

        SECTION 18. SUCCESSORS AND ASSIGNS. This Administration Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Delaware Trustee and the Indenture Trustee, and unless a Rating Confirmation has been obtained with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner and to the same extent as the Administrator is bound hereunder. Notwithstanding the foregoing, this Administration Agreement may be assigned by the Administrator without the consent of the Issuer, the Indenture Trustee or the Delaware Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Delaware Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner and to the same extent as the Administrator is bound hereunder, and a Rating Confirmation shall have been obtained with respect to, such assignment. Subject to the foregoing, this Administration Agreement shall bind any such permitted successors or assigns of the parties hereto.

        SECTION 19. GOVERNING LAW. THIS ADMINISTRATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

        SECTION 20. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Administration Agreement.

        SECTION 21. COUNTERPARTS. This Administration Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 22. SEVERABILITY. Any provision of this Administration Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 23. LIMITATION OF LIABILITY OF DELAWARE TRUSTEE AND INDENTURE TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been executed by each of Wilmington Trust Company and Zions First National Bank, not in their individual capacity but solely in its capacity as Delaware Trustee or Indenture Trustee, respectively, and in no event shall Wilmington Trust Company or Zions First National Bank in their individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

        SECTION 24. NO PETITION. The parties hereto will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under any Basic Document.

        IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered as of the day and year first above written.

                                    NELNET STUDENT LOAN TRUST 2002-2

                                    By:   WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Delaware Trustee


                                    By  /s/ Janel R. Havrilla
                                       -----------------------------------------
                                    Name  Janel R. Havrilla
                                         ---------------------------------------
                                    Title Financial Services Officer
                                          --------------------------------------


                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Delaware
                                    Trustee


                                    By  /s/ Patricia A. Evans
                                       -----------------------------------------
                                    Name Patricia A. Evans
                                         ---------------------------------------
                                    Title  Assistant Vice President
                                          --------------------------------------


                                    ZIONS FIRST NATIONAL BANK, not in its
                                    individual capacity but solely as Indenture
                                    Trustee


                                    By  /s/ David W. Bata
                                       -----------------------------------------
                                        David W. Bata, Vice President


                                    NELNET, INC., as Administrator


                                    By  /s/ Jeffrey R. Noordhoek
                                       -----------------------------------------
                                        Jeffrey R. Noordhoek
                                        Senior Vice President

                                    EXHIBIT A

                                POWER OF ATTORNEY


STATE OF DELAWARE         )
                          )
COUNTY OF NEW CASTLE      )

        KNOW ALL MEN BY THESE PRESENTS, that Nelnet Student Loan Trust 2002-2 (the "Issuer"), does hereby make, constitute and appoint Nelnet, Inc., as Administrator under the Administration Agreement, dated as of September 1, 2002 (the "Administration Agreement"), among the Issuer, Wilmington Trust Company, as Delaware Trustee, Zions First National Bank, as Indenture Trustee and Nelnet, Inc., as Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

        All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

        Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

        EXECUTED as of this 8th day of October, 2002.

                                      NELNET STUDENT LOAN TRUST 2002-2

                                      By:   WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Delaware Trustee



                                      By
                                         ---------------------------------------
                                      Name
                                           -------------------------------------
                                      Title
                                            ------------------------------------

                                    EXHIBIT B

                      ADMINISTRATOR INSTRUCTION CERTIFICATE
                        NELNET STUDENT LOAN TRUST 2002-2


        This Administrator Instruction Certificate (the "Instruction") is being provided by Nelnet, Inc., as Administrator ("the Administrator") to Nelnet Student Loan Trust 2002-2 (the "Issuer") pursuant to Section 2 of the Administration Agreement dated as of September 1, 2002 (the "Administration Agreement"), among the Issuer, Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee (the "Delaware Trustee"), Zions First National Bank, a national banking association, not in its individual capacity but solely as Indenture Trustee (in such capacity the "Indenture Trustee") and the Administrator. All capitalized terms used in this instruction and not otherwise defined shall have the same meanings as assigned to such terms in the Indenture.

        Pursuant to Section 2 of the Administration Agreement, on each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Registered Owner of record, the following statement setting forth the ensuing information as to the Notes to the extent applicable. This Instruction is being provided for the _______________ Distribution Date ("this Distribution Date").

                                                                                            AMOUNT PER
                                                                                              $1,000
                                                                                            OF ORIGINAL
                                                                                             PRINCIPAL
                                                                                           OF APPLICABLE
                                                                             TOTAL             NOTES
(a)     the amount of such  distribution  allocable  to  principal  of each class of the Notes
                                                   Class A-1,           $_______________  $_______________
                                                   Class A-2,           $_______________  $_______________
                                                   Class A-3,           $_______________  $_______________
                                                   Class A-4L,          $_______________  $_______________
                                                   Class A-4CP,         $_______________  $_______________
                                                   Class B              $_______________  $_______________

(b)     the amount of such distribution  allocable to interest of each class of the Notes
                                                   Class A-1,           $_______________  $_______________
                                                   Class A-2,           $_______________  $_______________
                                                   Class A-3,           $_______________  $_______________
                                                   Class A-4L,          $_______________  $_______________
                                                   Class A-4CP,         $_______________  $_______________
                                                   Class B              $_______________  $_______________

(c)     the Pool Balance as of the close of business on the last day
        of the preceding preceding Collection Period                    $_______________
        the Adjusted Pool Balance as of the close of business on the
        last day of the preceding Collection Period                     $_______________



(d)     (i) the aggregate outstanding principal balance of the Notes for each class, as of this Distribution Date, after giving effect to payments allocated to principal reported under
        clause (a) above
                                                   Class A-1,           $_______________
                                                   Class A-2,           $_______________
                                                   Class A-3,           $_______________
                                                   Class A-4L,          $_______________
                                                   Class A-4CP,         $_______________
                                                   Class B              $_______________
        (ii) the Note Pool Factor for each class, as of this
        Distribution Date, after giving effect to payments
        allocated to principal reported under clause (a) above
                                                   Class A-1,           $_______________
                                                   Class A-2,           $_______________
                                                   Class A-3,           $_______________
                                                   Class A-4L,          $_______________
                                                   Class A-4CP,         $_______________
                                                   Class B              $_______________
        (iii) the applicable interest rate for each class of Notes for this Distribution Date
                                                   Class A-1 Rate,      __________%
                                                   Class A-2 Rate,      __________%
                                                   Class A-3 Rate,      __________%
                                                   Class A-4L Rate,     __________%
                                                   Class A-4CP Rate,    __________%
                                                   Class B Rate         __________%
(e)     (i)the amount of Servicing Fee and any Carryover
        Servicing Fee paid to the Servicer on such Distribution Date    $_______________
        (ii) the amount of the Servicing Fee and any Carryover
        Servicing Fee paid to the Servicer on the two preceding
        Monthly Servicing Payment Dates                                 $_______________
        (iii) the amount, if any, of the Carryover Servicing Fee
        remaining unpaid after giving effect to any such payments       $_______________

(f)     the amount of the Administration Fee paid to the
        Administrator on such Distribution Date                         $_______________

(g)     the amount of the Trustee Fee paid on such Distribution Date    $_______________

(h)     the amount of the aggregate Realized Losses, if any, for the related Collection Period the balance of Financed Eligible
        Loans delinquent in each delinquency period as of the
        end of the Collection Period                                    $_______________  $_______________

(i)     (i)the amount of any Class A Note Interest Shortfall            $_______________  $_______________
        the change in the amount of such Class A Note
        Interest  Shortfall from the preceding Instruction              $_______________  $_______________

        (ii) the amount of any Class B Note Interest Shortfall          $_______________  $_______________
        the change in the amount of such Class B Note Interest
        Shortfall from the preceding Instruction                        $_______________  $_______________

        (iii) the amount of any Class A Note Principal Shortfall        $_______________  $_______________
        the change in the amount of such Class A Note Principal
        Shortfall from the preceding Instruction                        $_______________  $_______________

        (iv) the amount of any Class B Note Principal Shortfall         $_______________  $_______________
        the change in the amount of such Class B Note Principal
        Shortfall from the preceding Instruction                        $_______________  $_______________

                                       B-2

(j)     the aggregate Purchase Amounts for Financed Eligible Loans, if any, that were repurchased by the Seller or purchased by
        the Servicer from the Issuer in such Collection Period          $_______________

(k)     the Derivative Product Fees made on such Distribution Date      $_______________

        the Derivative Product Payments made on such Distribution Date  $_______________

(l)     the Counterparty Payments, if any, received in such
        collection Period                                               $_______________

(m)     the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such
        Distribution Date                                               $_______________

        Specified Reserve Fund Balance for such Distribution Date       $_______________

(n)     the withdrawals from the Reserve Account on this
        Distribution Date and the Monthly Servicing Payment Dates,
        other than the excess released to the Collection Account,
        since the preceding Distribution Date                           $_______________
        the amount transferred to the Collection Account, which was in excess of the Reserve Fund minimum balance, on such
        Distribution Date                                               $_______________
        the Principal balance of Notes to be paid to reach parity, as of this Distribution Date, after giving effect to payments
        allocated to principal reported under clause (a) above          $_______________

(o)     the amount released to the Sponsor from the Collection
        Account on such Distribution Date                               $_______________

        The Administrator is hereby directed to provide a copy of this Instruction to each Registered Owner on the next succeeding Distribution Date.

        The Administrator hereby certifies that the information herein is true and accurate in all material respects and that the Trustee may conclusively rely on this Instruction with no further duty to examine or determine the information contained herein.

        IN WITNESS WHEREOF, the Administrator has caused this Administrator Instruction Certificate to be duly executed and delivered as of the date written below.

                                Nelnet, Inc. as Administrator



                                By
                                   --------------------------------------------
                                Title
                                      -----------------------------------------
                                Date
                                     ------------------------------------------
CC:

Fitch, Inc.
One State Street Plaza
New York, NY  10004

Standard & Poor's Rating Services
55 Water Street
New York, NY  10041

Moody's Investors Service, Inc.
99 Church Street
New York, NY  10007


                                      B-3